                                                                Exhibit 77Q1(d)

                            ARTICLES SUPPLEMENTARY

                                      TO

                           ARTICLES OF INCORPORATION

                                      OF

                    LORD ABBETT MUNICIPAL INCOME FUND, INC.

   LORD ABBETT MUNICIPAL INCOME FUND, INC. (hereinafter called the "Corporation"), a Maryland corporation having its principal office c/o The Prentice-Hall Corporation System, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202, hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

   FIRST: The Corporation presently has authority to issue 5,165,001,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $5,165,001. The Board of Directors has previously classified and designated the Corporation's shares as follows:

                 Lord Abbett AMT Free Municipal Bond Fund
                 ----------------------------------------
                 Class A...................   60,000,000 shares
                 Class C...................   20,000,000 shares
                 Class F...................   30,000,000 shares
                 Class I...................   30,000,000 shares

                 Lord Abbett California Tax-Free Income Fund
                 -------------------------------------------
                 Class A...................   60,000,000 shares
                 Class C...................   20,000,000 shares
                 Class F...................   30,000,000 shares
                 Class I...................  100,000,000 shares
                 Class P...................   30,000,000 shares

                 Lord Abbett High Yield Municipal Bond Fund
                 ------------------------------------------
                 Class A...................  400,000,000 shares
                 Class B...................   15,000,000 shares
                 Class C...................  200,000,000 shares
                 Class F...................  200,000,000 shares
                 Class I...................  100,000,000 shares
                 Class P...................   10,000,000 shares

                 Lord Abbett Intermediate Tax Free Fund
                 --------------------------------------
                 Class A...................  400,000,000 shares
                 Class B...................   20,000,000 shares
                 Class C...................  200,000,000 shares
                 Class F...................  300,000,000 shares
                 Class I...................  100,000,000 shares
                 Class P...................   10,000,000 shares

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                 Lord Abbett National Tax-Free Income Fund
                 -----------------------------------------
                 Class A...................  300,000,000 shares
                 Class B...................   20,000,000 shares
                 Class C...................   50,000,000 shares
                 Class F...................   50,000,000 shares
                 Class I...................  100,000,000 shares
                 Class P...................   30,000,000 shares

                 Lord Abbett New Jersey Tax-Free Income Fund
                 -------------------------------------------
                 Class A...................   80,000,000 shares
                 Class F...................   30,000,000 shares
                 Class I...................  100,000,000 shares
                 Class P...................   30,000,000 shares

                 Lord Abbett New York Tax-Free Income Fund
                 -----------------------------------------
                 Class A...................   60,000,000 shares
                 Class C...................   20,000,000 shares
                 Class F...................   30,000,000 shares
                 Class I...................  100,000,000 shares
                 Class P...................   30,000,000 shares

                 Lord Abbett Short Duration High Yield
                 Municipal Bond Fund
                 -------------------------------------
                 Class A...................  400,000,000 shares
                 Class C...................  200,000,000 shares
                 Class F...................  200,000,000 shares
                 Class I...................  100,000,000 shares

                 Lord Abbett Short Duration Tax Free Fund
                 ----------------------------------------
                 Class A...................  400,000,000 shares
                 Class B...................        1,000 shares
                 Class C...................  200,000,000 shares
                 Class F...................  200,000,000 shares
                 Class I...................  100,000,000 shares

   SECOND: In accordance with (S) 2-105(c) of the Maryland General Corporation Law, the total number of shares of capital stock that the Corporation shall have the authority to issue is hereby increased to 6,235,001,000 of the par value $.001 each, having an aggregate par value of $6,235,001.

   THIRD: Pursuant to the authority of the Board of Directors to classify and reclassify unissued shares of stock of the Corporation and to classify a series into one or more classes of such series, the Board of Directors hereby classifies the 1,070,000,000 newly authorized but unclassified and unissued shares as follows:

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                 Lord Abbett AMT Free Municipal Bond Fund
                 ----------------------------------------
                 Class T...................   30,000,000 shares

                 Lord Abbett California Tax-Free Income Fund
                 -------------------------------------------
                 Class T...................   30,000,000 shares

                 Lord Abbett High Yield Municipal Bond Fund
                 ------------------------------------------
                 Class T...................  200,000,000 shares

                 Lord Abbett Intermediate Tax Free Fund
                 --------------------------------------
                 Class T...................  300,000,000 shares

                 Lord Abbett National Tax-Free Income Fund
                 -----------------------------------------
                 Class T...................   50,000,000 shares

                 Lord Abbett New Jersey Tax-Free Income Fund
                 -------------------------------------------
                 Class T...................   30,000,000 shares

                 Lord Abbett New York Tax-Free Income Fund
                 -----------------------------------------
                 Class T...................   30,000,000 shares

                 Lord Abbett Short Duration High Yield
                 Municipal Bond Fund
                 -------------------------------------
                 Class T...................  200,000,000 shares

                 Lord Abbett Short Duration Tax Free Fund
                 ----------------------------------------
                 Class T...................  200,000,000 shares

   FOURTH: Subject to the power of the Board of Directors to classify and reclassify unissued shares, all shares of the Corporation hereby classified as specified in Article Third above shall be invested in the same investment portfolio of the Corporation and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation (hereafter called the "Articles") and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

   FIFTH: Following the increase in authorized shares as specified in Article Second above and the classification of authorized but unclassified and unissued shares as specified in Article Third above, the Corporation has authority to issue 6,235,001,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $6,235,001. The authorized shares of the Corporation are classified and designated as follows:

                 Lord Abbett AMT Free Municipal Bond Fund
                 ----------------------------------------
                 Class A...................   60,000,000 shares
                 Class C...................   20,000,000 shares
                 Class F...................   30,000,000 shares
                 Class I...................   30,000,000 shares
                 Class T...................   30,000,000 shares

                 Lord Abbett California Tax-Free Income Fund
                 -------------------------------------------
                 Class A...................   60,000,000 shares
                 Class C...................   20,000,000 shares
                 Class F...................   30,000,000 shares
                 Class I...................  100,000,000 shares
                 Class P...................   30,000,000 shares
                 Class T...................   30,000,000 shares

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                 Lord Abbett High Yield Municipal Bond Fund
                 ------------------------------------------
                 Class A...................  400,000,000 shares
                 Class B...................   15,000,000 shares
                 Class C...................  200,000,000 shares
                 Class F...................  200,000,000 shares
                 Class I...................  100,000,000 shares
                 Class P...................   10,000,000 shares
                 Class T...................  200,000,000 shares

                 Lord Abbett Intermediate Tax Free Fund
                 --------------------------------------
                 Class A...................  400,000,000 shares
                 Class B...................   20,000,000 shares
                 Class C...................  200,000,000 shares
                 Class F...................  300,000,000 shares
                 Class I...................  100,000,000 shares
                 Class P...................   10,000,000 shares
                 Class T...................  300,000,000 shares

                 Lord Abbett National Tax-Free Income Fund
                 -----------------------------------------
                 Class A...................  300,000,000 shares
                 Class B...................   20,000,000 shares
                 Class C...................   50,000,000 shares
                 Class F...................   50,000,000 shares
                 Class I...................  100,000,000 shares
                 Class P...................   30,000,000 shares
                 Class T...................   50,000,000 shares

                 Lord Abbett New Jersey Tax-Free Income Fund
                 -------------------------------------------
                 Class A...................   80,000,000 shares
                 Class F...................   30,000,000 shares
                 Class I...................  100,000,000 shares
                 Class P...................   30,000,000 shares
                 Class T...................   30,000,000 shares

                 Lord Abbett New York Tax-Free Income Fund
                 -----------------------------------------
                 Class A...................   60,000,000 shares
                 Class C...................   20,000,000 shares
                 Class F...................   30,000,000 shares
                 Class I...................  100,000,000 shares
                 Class P...................   30,000,000 shares
                 Class T...................   30,000,000 shares

                 Lord Abbett Short Duration High Yield
                 Municipal Bond Fund
                 -------------------------------------
                 Class A...................  400,000,000 shares
                 Class C...................  200,000,000 shares
                 Class F...................  200,000,000 shares
                 Class I...................  100,000,000 shares
                 Class T...................  200,000,000 shares

                 Lord Abbett Short Duration Tax Free Fund
                 ----------------------------------------
                 Class A...................  400,000,000 shares
                 Class B...................        1,000 shares
                 Class C...................  200,000,000 shares
                 Class F...................  200,000,000 shares
                 Class I...................  100,000,000 shares
                 Class T...................  200,000,000 shares

   SIXTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The total number of shares of capital stock that the Corporation has authority to issue has been increased by the Board of Directors in accordance with (S) 2-105(c) of the Maryland General Corporation Law. The shares of stock of the Corporation hereby classified as specified in Article Third above have been duly classified by the Board of Directors under the authority contained in the Articles.

   SEVENTH: Pursuant to (S) 2-208.1(d)(2) of the Maryland General Corporation Law, the Articles Supplementary to the Articles set forth herein shall become effective on November 11, 2016.

                            *    *     *    *    *

            [No further text on this page. Signature pages follow.]

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   IN WITNESS WHEREOF, the Corporation has caused these presents to be signed in its name and on its behalf by its Vice President and Secretary and witnessed by its Vice President and Assistant Secretary on November 4, 2016.

                                             LORD ABBETT MUNICIPAL INCOME FUND,
                                             INC.

                                             By:  /s/ Lawrence H. Kaplan
                                                  ------------------------------
                                                  Lawrence H. Kaplan
                                                  Vice President and Secretary

WITNESS:

/s/ Brooke A. Fapohunda
--------------------------
Brooke A. Fapohunda
Vice President and
Assistant Secretary

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       THE UNDERSIGNED, Vice President and Secretary of LORD ABBETT MUNICIPAL
INCOME FUND, INC., who executed on behalf of said Corporation the foregoing Articles Supplementary, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                                  /s/ Lawrence H. Kaplan
                                                  ------------------------------
                                                  Lawrence H. Kaplan
                                                  Vice President and Secretary